Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 14, 2003, in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-2 No. 333-103836 and 811-21321) of Pioneer Municipal High Income Trust.


                                                        /s/ Ernst & Young LLP
                                                        ERNST & YOUNG LLP

Boston, Massachusetts
July 14, 2003